LEGACY GROWTH FUND

a series of The Legacy Funds, Inc.

Supplement dated September 7, 2004
To the Prospectus and Statement of Additional Information, each dated March 1, 2004

The Board of Trustees of The Legacy Funds, Inc. has decided to liquidate the Legacy Growth Fund (the “Fund”) by September 13, 2004, but you are welcome to redeem your shares before that date.  As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund, as of the date hereof.  If the Fund has not received your redemption request by September 10, 2004, your shares will be redeemed in cash on September 13, 2004 and you will receive from the Fund your share of the liquidation proceeds, subject to any required withholding.  Liquidation distributions will be issued to all shareholders of record on each account.

The liquidation of the Fund may result in income tax liabilities for investors in the Fund.  As a result, shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Please retain this Supplement with the Prospectus.